UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 2, 2009

VIRNETX HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 Scotts Valley Drive, Suite 110 Scotts Valley, CA		95066
(Address of principal executive offices)		(Zip Code)

(831) 438-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01.  Regulation FD Disclosure.

On December 2, 2009, VirnetX Holding Corporation (the “Company”) announced that it had declared to the 3GPP (3rd Generation Partnership Project) that its U.S. and international patents are or may be essential to Long Term Evolution (LTE) and 4G wireless specifications. The Company declared 23 patents and 28 applications that specifically pertain to 4G security standards.  The 3GPP is standardizing next generation wireless technology and brings together six standards organizations from North America, Europe and Asia to publish mobile standards including LTE, GSM, GPRS and W-CDMA and is responsible for maintaining a registry of Intellectual Property Rights (IPR) declarations relevant to 3GPP standards that are submitted through organizational partners such as European Telecommunications Standards Institute (ETSI) and Alliance for Telecommunications Industry Standards (ATIS).

The Company believes that it will hold the majority of 4G essential patents related to Series 33 specifications that define security standards for LTE/4G and is prepared to license the use of its patents for incorporation into 4G related products such as chips, smartphones, and laptop computers.

On December 2, 2009 the Company issued a press release reporting the matters described herein.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Forward-Looking Statements

Statements in this report that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein include, without limitation, statements relating to the company’s ability to regain compliance with the Exchange’s continued listing standards.  In addition to statements which explicitly describe risks and uncertainties, readers are urged to consider statements labeled with the terms “may,” “believes,” “belief,” “expects,” “intends,” “anticipates,” “will seek to,” or “plans” to be uncertain and forward-looking. The forward-looking statements contained herein are also subject to all of the other risks and uncertainties that are described from time to time under the heading “Risk Factors” in the company’s reports filed with the Securities and Exchange Commission, most recently in the company’s Annual Report on Form 10-K filed on March 31, 2009 and the company’s Quarterly Report on Form 10-Q filed on November 9, 2009.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.                                Description

99.1           Press Release of VirnetX Holding Corporation dated December 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRNETX HOLDING CORPORATION

Date: December 2, 2009	By:	/s/ Kendall Larsen
Name: Kendall Larsen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by VirnetX Holding Corporation on December 2, 2009